UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

To the extent required by this Item, the information set forth in Item 8.01 below is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by this Item, the information set forth in Item 8.01 below is hereby incorporated by reference into this Item 2.01.

Item 8.01 Other Events.

Sale of BioServe Biotechnologies (India) Pvt. Ltd.

On April 26, 2018, Cancer Genetics, Inc. (“CGIX” or the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) by and among CGIX, BioServe Biotechnologies (India) Pvt. Ltd., a subsidiary of CGIX (the “India Subsidiary”) and Reprocell Incorporated (the “Purchaser”) pursuant to which the Company sold its shares in its India Subsidiary to the Purchaser in an all cash transaction. The purchase price was $1.9 million, subject to downward adjustment by up to $300,000, based on a formula set forth in the Purchase Agreement, if the India Subsidiary does not meet the specified revenue target. Under the terms of the Purchase Agreement, CGIX received an upfront payment of $1.6 million and the remaining $300,000 was placed in escrow. The sale closed on April 26, 2018.

A copy of the Purchase Agreement is attached as Exhibit 10.1 hereto, and incorporated herein by reference. The above description of the terms of the Purchase Agreement is qualified in their entirety by reference to the attached exhibit. A copy of the press release issued in connection with the above transaction is included herein as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

As described above, the following exhibit is furnished as part of this report:

Exhibit 10.1 – Share Purchase Agreement dated April 26, 2018 by and among BioServe Biotechnologies (India) Private Limited, Cancer Genetics, Inc. and Reprocell Incorporated.

Exhibit 99.1 – Press release, dated April 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By:	/s/ John A. Roberts
Name:	John A. Roberts
Title:	Interim Chief Executive Officer, Chief Operating Officer and Executive Vice President, Finance

Date: April 27, 2018